Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 4 TO THE AMENDED AND RESTATED

LOAN AND SERVICING AGREEMENT

This AMENDMENT NO. 4 TO THE AMENDED AND RESTATED LOAN AND SERVICING AGREEMENT (this “Amendment”), is dated as of April 23, 2012, among Fifth Street Funding, LLC, as the borrower (in such capacity, the “Borrower”), Fifth Street Finance Corp., as the transferor (in such capacity, the “Transferor”) and as the servicer (in such capacity, the “Servicer”), Wells Fargo Securities, LLC, as the administrative agent (in such capacity, the “Administrative Agent”), Wells Fargo Bank, N.A. (as successor by merger to Wachovia Bank, National Association), as lender (in such capacity, the “Lender”) and as lender agent (in such capacity, the “Lender Agent”), Wells Fargo Bank, N.A., as the collateral agent (in such capacity, the “Collateral Agent”), account bank (in such capacity, the “Account Bank”) and collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein have the meanings provided in the Loan and Servicing Agreement (as defined below).

R E C I T A L S

WHEREAS, the above-named parties have entered into the Amended and Restated Loan and Servicing Agreement, dated as of November 5, 2010 (such agreement as further amended, modified, supplemented, waived or restated from time to time, the “Loan and Servicing Agreement”), and, pursuant to and in accordance with Section 11.01 thereof, the parties hereto desire to amend the Loan and Servicing Agreement in certain respects, as provided herein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENT.

(a) The cover page of the Loan and Servicing Agreement is hereby amended to replace the amount “$150,000,000” with the amount “$250,000,000”.

(b) Section 1.01 of the Loan and Servicing Agreement is hereby amended to insert the following definition in the appropriate alphabetical order:

““Fourth Amendment Date” means April 23, 2012.”

(c) Section 1.01 of the Loan and Servicing Agreement is hereby amended to delete the following definition in its entirety:

““First Amendment Date” means May 26, 2010.”

(d) The definition of “Borrowing Base” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

““Borrowing Base” means, as of any date of determination, an amount equal to the lesser of:

(a) (i) the aggregate sum of the products of (A) the Applicable Percentage for each Eligible Loan Asset as of such date and (B) the Adjusted Borrowing Value of such Eligible Loan Asset as of such date, plus (ii) the amount on deposit in the Principal Collection Account as of such date plus (iii) the amount on deposit in the Unfunded Exposure Account minus the Unfunded Exposure Equity Amount as of such date; or

(b) (i) the aggregate sum of the products of (A) 60% and (B) the Adjusted Borrowing Value of each Eligible Loan Asset as of such date, plus (ii) the amount on deposit in the Principal Collection Account as of such date plus (iii) the amount on deposit in the Unfunded Exposure Account minus the Unfunded Exposure Equity Amount as of such date; or

(c) (i) the aggregate Adjusted Borrowing Value of all Eligible Loan Assets as of such date minus (ii) the Minimum Equity Amount, plus (iii) the amount on deposit in the Principal Collection Account as of such date plus (iv) the amount on deposit in the Unfunded Exposure Account minus the Unfunded Exposure Equity Amount as of such date; or

(d) the Maximum Facility Amount minus the Unfunded Exposure Amount plus amounts on deposit in the Unfunded Exposure Account as of such date (such amounts not to exceed the Unfunded Exposure Amount);

provided that, for the avoidance of doubt, any Loan Asset which at any time is no longer an Eligible Loan Asset shall not be included in the calculation of “Borrowing Base”.”

(e) The definition of “Commitment Increase Amount” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended to replace the word “First” with the word “Fourth”.

(f) The definition of “Commitment Increase Closing Date” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended to replace the word “First” with the word “Fourth”.

(g) The definition of “Make-Whole Premium” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended to replace (i) the word “First” where such word appears with the word “Fourth” and (ii) the percentage “3.00%” with the percentage “2.00%”.

(h) The definition of “Maximum Facility Amount” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended to replace the amount “$150,000,000” with the amount “$250,000,000”.

(i) The definition of “Reinvestment Period” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended to replace the date “February 25, 2013” in subclause (i) thereof with the date “April 23, 2014”.

(j) The definition of “Servicer Termination Event” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended to replace the name “Chad Blakeman” with the name “Alexander Frank”.

(k) The definition of “Stated Maturity Date” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended to replace the date “February 25, 2014” with the date “April 25, 2016”.

(l) Section 2.22(a) of the Loan and Servicing Agreement is hereby amended to replace the amount “$150,000,000” with the amount “$250,000,000”.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Loan and Servicing Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Loan and Servicing Agreement, and corresponding references thereto or therein such as “hereof”, “herein”, or words of similar effect referring to the Loan and Servicing Agreement shall be deemed to mean the Loan and Servicing Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Loan and Servicing Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Borrower, the Servicer, and the Transferor, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Amendment and the Loan and Servicing Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Loan and Servicing Agreement as amended hereby by or against it;

(iv) this Amendment has been duly executed and delivered by it;

(v) each of this Amendment and the Loan and Servicing Agreement as amended hereby constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(vi) there is no Unmatured Event of Default, Event of Default, or Servicer Termination Event.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon: (i) payment of the invoiced outstanding fees and disbursements of the Lenders; (ii) payment of the outstanding fees and disbursements of Dechert LLP, as counsel to the Administrative Agent and the Lenders; (iii) delivery of executed signature pages by all parties hereto to the Administrative Agent; (iv) delivery of the duly executed Variable Funding Note in the name of “Wells Fargo Bank, N. A., as the Institutional Lender” and in the face amount equal to $150,000,000; and (v) delivery and execution of certain amendments to each Lender Fee Letter by the parties thereto.

SECTION 5. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Loan and Servicing Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment and the Loan and Servicing Agreement represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AND SERVICING AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AND SERVICING AGREEMENT.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FIFTH STREET FUNDING, LLC, as the Borrower

By:	/s/ Bernard Berman
Name: Bernard Berman
Title: President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Fifth Street Funding, LLC

Amendment No. 4 to A&R LSA

FIFTH STREET FINANCE CORP., as the Servicer and Transferor

By:	/s/ Bernard Berman
Name: Bernard Berman
Title: President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Fifth Street Funding, LLC

Amendment No. 4 to A&R LSA

WELLS FARGO SECURITIES, LLC, as the Administrative Agent

By:	/s/ Matt Jensen
Name: Matt Jensen, CFA
Title: Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Fifth Street Funding, LLC

Amendment No. 4 to A&R LSA

WELLS FARGO BANK, N.A., (as successor by merger to Wachovia Bank, National Association), as the Lender and Lender Agent

By:	/s/ Kevin Sunday
Name: Kevin Sunday
Title: Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Fifth Street Funding, LLC

Amendment No. 4 to A&R LSA

WELLS FARGO BANK, N.A., as the Collateral Agent, Account Bank and Collateral Custodian

By:	/s/ Michael Roth
Name: Michael Roth
Title: V.P.

Fifth Street Funding, LLC

Amendment No. 4 to A&R LSA